UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________________
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☒	Soliciting Material under §240.14a-12
CRH MEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
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On February 8, 2021, the following communication was distributed to employees of CRH Medical Corporation:

February 8, 2021

Dear CRH Team,

This morning, CRH announced that it has entered into a definitive agreement to be acquired by WELL Health Technologies (TSX: WELL), a Vancouver-based digital health and clinical services company focused on leveraging the latest technology and digital health trends to provide the best and most advanced care possible in both the United States and Canada. The CRH Board of Directors, in unanimously approving the deal, determined that this deal is in the best interest of CRH and fair to our shareholders.

I would like to add that WELL has stated that it intends to operate CRH autonomously as its 7th distinct business unit, and we expect that as part of WELL, CRH will continue to operate much like before, while taking advantage of certain synergies that will allow us to apply WELL’s tech and digitization initiatives to add new services and revenue opportunities.

Please keep in mind that today’s announcement is just the first step in this transaction. The transaction remains subject to the satisfaction of customary closing conditions, including receipt of regulatory clearances and approval by our security holders. Subject to such conditions, we expect that the transaction will be completed in the second quarter of this year. Until then, CRH and WELL will continue to operate as separate companies, and it will remain business as usual for all of us at CRH.

I’m sure you will have other questions, and as this deal progresses, I look forward to being able to share more information with you. In the meantime, if you receive any inquiries from the media or other third parties about today’s news, please refer them to Richard Bear at [email address] or to Tushar Ramani at [email address].

Today’s announcement is the result of many years of hard work and dedication by all of us at CRH, and we are rightfully proud of the confidence WELL has shown in CRH.  I’d like to thank our talented staff for their continued hard work and support.  I am confident that today’s transaction will benefit patients and providers in our ecosystem

Regards,
Tushar

Tushar Ramani, MD
Chair of the Board
Chief Executive Officer
CRH Medical Corporation
[contact information]

Cautionary Note Regarding Forward-Looking Statements
Certain statements and information included or incorporated by reference in this communication may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward looking statements include statements regarding the acquisition of CRH Medical Corporation (the “Company”) by WELL Health Technologies Corp. (“WELL”), the expected timetable for completing such proposed transaction, and the expected operation of the Company following the proposed transaction, as well as all other statements that are not statements of historical fact. Forward-looking statements are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “plan,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.
Forward-looking statements reflect current expectations of management regarding future events and performance as of the date of this communication and involve known and unknown risks, uncertainties and other factors which may cause our actual results to be materially different those expressed or implied by any forward-looking statements. These forward-looking statements should not be read as guarantees of future results, and there can be no assurance that the results expressed or implied by any forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from the results discussed in forward-looking statements include: (i) the risk that the Company’s security holders do not approve the proposed transaction; (ii) the risk that regulatory or other approvals required for the transaction may be delayed or not obtained, or are obtained subject to conditions that are not anticipated; (iii) the possibility that certain other conditions to the consummation of the proposed transaction will not be satisfied or completed on a timely basis, or at all; (iv) the risk that the financing necessary for the consummation of the proposed transaction is unavailable at the closing; (v) the risk of disruption from the announcement, pendency and/or completion of the potential transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (vi) uncertainties related to developments in the COVID-19 pandemic and its impact on the Company’s operations and the completion of the proposed transaction; and (vii) uncertainties related to general economic, financial, regulatory and political conditions, as well as potential changes in law and regulatory interpretations.
Additional factors that could cause actual results to differ materially from expectations include, without limitation, the risks identified by the Company in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which are available on EDGAR at www.sec.gov/edgar.shtml or on the Company’s website at www.crhmedcorp.com. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.
No Offer or Solicitation
This communication does not constitute an offer to sell, or the solicitation of an offer to buy, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
Additional Information and Where to Find It
The proposed transaction between the Company and WELL will be submitted to the Company’s security holders for their consideration. In connection therewith, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement and management information circular for the Company’s security holders (the “Proxy Statement”). The Company will also furnish the Proxy Statement to its security holders and may file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials filed with the SEC (when they become available) may be obtained free of charge at the SEC’s web site, http://www.sec.gov. Copies will also be available at no charge in the “Investors” section of the Company’s website, https://investors.crhsystem.com.

Participants in Solicitation
The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction. Information relating to the Company’s directors and executive officers can also be found in the Company’s definitive proxy statement and management information circular for its 2020 annual general meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on May 6, 2020. To the extent holdings of the Company’s securities by the Company’s directors or executive officers have changed since the information included in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

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